SUPPLEMENT TO THE PROSPECTUS OF
PERSONAL RETIREMENT ANNUITY
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("EFILI")

DATED APRIL 30, 2011

Effective October 1, 2011, the Credit Suisse International Equity Flex III is closed to new investments and the following information is revised in the prospectus:

  All references to Credit Suisse and Credit Suisse International Equity Flex III are removed.
  The new Maximum Total Annual Fund Operating Expenses that appears on page 3 is 1.63%.
  The following information replaces the similar information that currently appears in the Example section on page 4:
1 year	3 years	5 years	10 years
$ 191	$ 591	$ 1,016	$ 2,201

PRA-11-01  September 30, 2011
1.913659.103